                                                               Filed Pursuant to
                                                           Rule 424 (b)(3)and(c)
                                                               File No.333-42500


               PROSPECTUS SUPPLEMENT NO. 3 DATED SEPTEMBER 6, 2000
                       TO PROSPECTUS DATED AUGUST 3, 2000

                             CONEXANT SYSTEMS, INC.
                                7,651,414 SHARES
                                       OF
                                  COMMON STOCK
           (INCLUDING THE ASSOCIATED PREFERRED SHARE PURCHASE RIGHTS)

     This Prospectus Supplement should be read in conjunction with the Prospectus dated August 3, 2000 (the "Prospectus"). The table on pages 23, 24 and 25 of the Prospectus under the caption "Selling Securityholders" setting forth information concerning the selling securityholders in connection with the HotRail Acquisition is superceded by the following table:

                                                                             COMMON STOCK OWNED           COMMON STOCK
NAME                                                                       PRIOR TO THE OFFERING         OFFERED HEREBY
----                                                                       ---------------------         --------------
HOTRAIL ACQUISITION:
1392551 Ontario Ltd. .............................................                  32,421                    32,421
Acuitive, Inc. ...................................................                   2,161                     2,161
Ahn, Daniel H. ...................................................                   7,883                     7,883
Al-Khalid, Fahia & Omar Al-Nisif .................................                   1,081                     1,081
Al-Khalid, Lulwa & Alya Al-Bahar .................................                   1,081                     1,081
Al, Dalal Khaled Zaid ............................................                   1,081                     1,081
Al Majed, Hussah A. H. ...........................................                   1,081                     1,081
Al-Marzouq, Abdulwahab & Nawal Al-Marzouq ........................                   1,081                     1,081
Alpine Venture Fund, LP. .........................................                 205,856                   205,856
Al-Sabah, Mariam Nasser ..........................................                     540                       540
American Pacific Ventures, Inc. ..................................                  10,015                    10,015
Aveliar Estates, Ltd. ............................................                     324                       324
Avista Ventures, Inc. ............................................                  10,807                    10,807
Barshop, Bruce B. ................................................                     404                       404
Barshop, Jamie L. ................................................                     404                       404
Barshop, Steven ..................................................                     404                       404
Baulme, Merve ....................................................                     432                       432
Baumgartner, Walter F. ...........................................                     540                       540
Bean, Brian ......................................................                   4,678                     4,678
Beans Plus LLC - Finance .........................................                   3,087*                    3,087
Beans Plus LLC - SM ..............................................                   2,329*                    2,329
Blackstone Technology Partners, LLC ..............................                   4,323                     4,323
Bliessener, Merrylee .............................................                   1,543                     1,543
BP Amoco Corporation Master Trust for Employee
Pension Plans ....................................................                  83,659                    83,659
Broadview SLP ....................................................                   1,038                     1,038
Bumgarner, Donna S. ..............................................                   1,790                     1,790

                                                                             COMMON STOCK OWNED           COMMON STOCK
NAME                                                                       PRIOR TO THE OFFERING         OFFERED HEREBY
----                                                                       ---------------------         --------------
Burger Family Trust, The DTD 3/25/98 .............................                     270                       270
BV Private Equity, Ltd. ..........................................                   5,231                     5,231
Campbell, Bruce ..................................................                     618                       618
Campbell, Casey ..................................................                     206                       206
Campbell, Christopher ............................................                     206                       206
Campbell, Gordon .................................................                 122,778                   122,778
Campbell, Kyle ...................................................                     206                       206
Campion, John E. .................................................                   3,401                     3,401
Carlsen, Dan .....................................................                   1,029                     1,029
Carnes, James M. .................................................                     540                       540
Carr, Laurence J. ................................................                   2,022                     2,022
Cast Enterprises .................................................                   4,323                     4,323
Centaur Business Inc. BVI ........................................                   2,161                     2,161
Central Coast Capital Holdings, Inc. .............................                     721                       721
Champion International Corporation Defined Benefit &
Defined Contribution Plan Master Trust ...........................                  32,345                    32,345
Chapman, J. A. and Leta M. Chapman Charitable Trust ..............                  24,259                    24,259
Charter Ventures II, L.P. ........................................                  34,377                    34,377
Chase Venture Capital Associates, L.P. ...........................               1,209,663                 1,209,663
Chavencap, Ltd. ..................................................                  18,852                    18,852
Ch'ien, Raymond K. F. ............................................                     432                       432
Chiruvolu, Ravi ..................................................                   1,160                     1,160
CIT Group/Equity Investments, Inc. ...............................                   6,484                     6,484
Cohen, Richard B. ................................................                   1,081                     1,081
Coleman, Bobby W. ................................................                   2,562                     2,562
Collins, G. Fulton III Mgmt Trust Dated 12/31/87 .................                   2,022                     2,022
Comerica Bank ....................................................                   5,892                     5,892
Costa, Fran ......................................................                   1,543                     1,543
CPS Employees' Pension Trust .....................................                  26,979                    26,979
Davidson, Craig L. ...............................................                   1,374                     1,374
Davidson, Mari ...................................................                   1,374                     1,374
Del Biaggio III, William J. ......................................                     216                       216
Delmon, Edmond S. ................................................                   4,323                     4,323
Regime de rentes du Mouvement des Caisses ........................                  21,614                    21,614
Diamond Shamrock Refining and Marketing Company ..................                   1,120                     1,120
Dolan, A. Barr ...................................................                  18,852                    18,852
Dominion Financial LLC ...........................................                  61,749                    61,749
Dorris, Stephanie ................................................                  10,292                    10,292
Duenner, Stephen R. and Ruthie B. ................................                   2,022                     2,022
Eberts, Donald ...................................................                  74,440                    74,440
Egan, Richard ....................................................                  23,158                    23,158
Evans, Matthew ...................................................                     103                       103
F&M Bank & Trust Co., Co-Trustee, Edna P. Langholz
1980 Trust .......................................................                     540                       540
F&W Investments 1996-II ..........................................                   6,175                     6,175
F&W Investments 2000 .............................................                   9,357                     9,357
FINAMA Private Equity FCPR .......................................                   6,484                     6,484
First Formosa II Technology Investment Corp. .....................                 331,429                   331,429

                                                                             COMMON STOCK OWNED           COMMON STOCK
NAME                                                                       PRIOR TO THE OFFERING         OFFERED HEREBY
----                                                                       ---------------------         --------------
First Formosa Technology Investment Holding Company Limited ......                 107,293                   107,293
First Trust Corp. FBO Jerome W. Carlson IRA Account
#183315-0001 .....................................................                     270                       270
Foster & Foster ..................................................                   6,484                     6,484
Fountain, Tracy ..................................................                   1,000                     1,000
Fu, Kevin J. Irrevocable Trust ...................................                   2,058                     2,058
Fu, Shuiti .......................................................                   1,029                     1,029
Fu-Jing Trust created on November 23, 1999 .......................                 564,161                   564,161
Gandhi, Gunavati .................................................                   4,318                     4,318
Gorman, William S. ...............................................                   5,146                     5,146
Gottstein, Bernard J. ............................................                   2,022                     2,022
Goyan-Hart Family Living Trust, Jere E. Goyan or Linda
L. Hart, Trustees ................................................                   1,160                     1,160
Great American Ventures LLC ......................................                   2,161                     2,161
Greb, Charles E. .................................................                   6,403                     6,403
Greene, Natalie F. ...............................................                      20                        20
Grenon-Malzacher LLC .............................................                     540                       540
Gustafson, Corrie S. .............................................                     292                       292
Gutierrez, Salvador O. ...........................................                     540                       540
GVC Cayman Corporation ...........................................                  28,608                    28,608
H.E. Butt Grocery Company ........................................                     560                       560
Halff, Alex H. ...................................................                     809                       809
Hall, David M. ...................................................                     216                       216
Harrison, Donald C. ..............................................                   1,160                     1,160
Hart, Milledge and Patti .........................................                   1,081                     1,081
Hartman, Greg ....................................................                   1,029                     1,029
Hayden Avenue Investors ..........................................                   4,755                     4,755
Hershner, Thomas L. ..............................................                     216                       216
HFM Charitable Remainder Trust ...................................                   5,404                     5,404
Hillman, James L. ................................................                   1,029                     1,029
Hix, Thomas C. ...................................................                   1,029                     1,029
Hixon, George C. .................................................                   6,204                     6,204
Hoang, Tuong .....................................................                   1,482                     1,482
Holarud Partners 394 .............................................                   4,043                     4,043
Hoover, Mark .....................................................                   3,087                     3,087
Howard, David L. .................................................                   6,204                     6,204
Hsieh, H.L. ......................................................                  28,608                    28,608
Incaval S.A. Panama ..............................................                   1,945                     1,945
Ingrams, LV. & R.A. ..............................................                   1,081                     1,081
Innovatech Associates ............................................                  14,408**                  14,408
Ironwood Partners, Ltd. ..........................................                   1,621                     1,621
Jaedicke, Robert K. Family Trust .................................                   1,160                     1,160
Jath Oil Company .................................................                   4,043                     4,043
Jiang, Guoqing "James" ...........................................                   2,599                     2,599
Jing, Wen ........................................................                     411                       411
Joerger, Tricia ..................................................                     906                       906
Kallow East International S.A. ...................................                   3,234                     3,234

                                                                             COMMON STOCK OWNED           COMMON STOCK
NAME                                                                       PRIOR TO THE OFFERING         OFFERED HEREBY
----                                                                       ---------------------         --------------
Kawamura, Eiji ...................................................                   3,880                     3,880
Kaye, Eric .......................................................                   4,678                     4,678
Keilhacker, Kurt .................................................                  17,703                    17,703
Klatt, Andrew K. .................................................                   1,161                     1,161
Kufis, Andrew C. .................................................                   2,058                     2,058
Kufis, James C. ..................................................                 127,248                   127,248
Kufis, James C. Kufis & Carolyn M. Kufis 1988 Trust ..............                   2,058                     2,058
Ladensohn, David A. ..............................................                     728                       728
Ladensohn, Kenneth R. ............................................                   2,562                     2,562
Larson, Robert E. ................................................                  55,381                    55,381
Lauder, Gary .....................................................                   2,161                     2,161
Lee, C. Quincy Estate ............................................                   2,022                     2,022
Lee, Liang Chen ..................................................                  21,467                    21,467
Leininger, James R. ..............................................                   1,120                     1,120
Ligeti, Conner ...................................................                     618                       618
Ligeti, Hunter ...................................................                     618                       618
Ligeti, Kiersten .................................................                     618                       618
Ligeti, Robert ...................................................                     618                       618
Long, Junsheng ...................................................                   1,860                     1,860
Lor, Inc. ........................................................                  20,215                    20,215
Lorton, Robert E. ................................................                   2,022                     2,022
Love, Dixie L. ...................................................                     292                       292
Marazita, Frank ..................................................                  18,054                    18,054
Marshall, James R ................................................                   2,903                     2,903
Marshall, Joseph .................................................                     823                       823
Marshall, Robert and Sarane Marshall as Trustees of the
Robert Marshall and Sarane Marshall Trust U/A
dated 7/21/94 ....................................................                  11,276                    11,276
Martin, James N. .................................................                     540                       540
McCombs Family, LLC ..............................................                   5,163                     5,163
McDermott, Robert F. .............................................                   2,022                     2,022
McNutt, Amy Shelton Charitable Trust .............................                   2,562                     2,562
McWalters, Agnes .................................................                     100                       100
McWalters, Kevin .................................................                     200                       200
McWalters, Robert ................................................                     100                       100
Mendicino, V. Frank ..............................................                  25,429                    25,429
Messer-Halff Partnership .........................................                     560                       560
Morihiro, Koji ...................................................                   8,852                     8,852
Morse, David .....................................................                   1,081                     1,081
Nason, Norman A. .................................................                   5,146                     5,146
Natcan Investment Management .....................................                  24,259                    24,259
National Bancorp of Alaska, Inc. .................................                   8,086                     8,086
National Industries Group ........................................                   3,242                     3,242
Needham Capital Partners II (Bermuda), L.P. ......................                  11,832                    11,832
Needham Capital Partners II, L.P. ................................                 108,314                   108,314
Nissenbaum, Robert ...............................................                   6,175                     6,175
Occhipinti, John C. ..............................................                   7,883                     7,883
Occhipinti, Vincent M. ...........................................                  55,381                    55,381

                                                                             COMMON STOCK OWNED           COMMON STOCK
NAME                                                                       PRIOR TO THE OFFERING         OFFERED HEREBY
----                                                                       ---------------------         --------------
Olmos Partners ...................................................                   2,426                     2,426
Onopchenco, Laura ................................................                   3,190                     3,190
Ontario Teachers' Pension Plan Board .............................                 974,898                   974,898
Pacific Coast Investors, Ltd. ....................................                 262,980                   262,980
Pasternoster, Paul ...............................................                   3,911                     3,911
Phoenix Leasing Incorporated .....................................                   7,071                     7,071
Pictet & Cie (as nominee) ........................................                     865                       865
Poirer, Lynn .....................................................                     111                       111
Positioning Strategies ...........................................                   3,430                     3,430
Pywood Investment Corporation ....................................                   1,297                     1,297
Race, Stephen M. .................................................                      41                        41
RBI Partners IV, L.P. ............................................                  13,544                    13,544
Ready, Matt ......................................................                   1,029                     1,029
Rees/Source Ventures #13, LLC ....................................                  27,814                    27,814
Rees/Source Ventures Limited Partnership #7 ......................                     809                       809
Rees/Source Ventures, Inc. .......................................                   1,030                     1,030
Revocable Living Trust of Wesley C. Pickard 9/25/96 ..............                     324                       324
Ridley, Judy L. ..................................................                   2,058                     2,058
Robertson Stephens Inc. FBO U.S. Small Business
Administration ...................................................                  38,685                    38,685
Rollins Investment Fund ..........................................                  10,807                    10,807
Rollins, Gary W. .................................................                   2,161                     2,161
Rollins, R. Randall ..............................................                   2,161                     2,161
Roselli, Robert ..................................................                   2,161                     2,161
Rothschild Bank AG, Acting as nominee ............................                     865                       865
Royal Bank of Canada .............................................                  21,614                    21,614
S. Barshop Investments, Ltd. .....................................                   2,830                     2,830
Saad Investments Company Limited .................................                  10,807                    10,807
Salient Investment L.T.D. ........................................                   1,081                     1,081
Sasca Investissement .............................................                   1,729                     1,729
Schwarzer, Fred M. ...............................................                   1,160                     1,160
Schweichler Associates ...........................................                   2,058*                    2,058
Selby Venture Partners, L.P. .....................................                  25,160                    25,160
Select Ventures, L.L.C ...........................................                     270                       270
Semmes Partnership, Ltd. .........................................                   2,887                     2,887
Senner, Valerie ..................................................                   2,210                     2,210
Sentry Insurance a Mutual Company ................................                   8,646                     8,646
Shetler, Joy .....................................................                     205                       205
Shields Jr., Thomas A. Trustee u/d/t 4-14-1999 ...................                     270                       270
Shriner, Donald R. ...............................................                   5,146                     5,146
Small Business Administration ....................................                 140,637                   140,637
Smith, Roger Living Trust ........................................                     324                       324
Smith, Walstein Bennett III ......................................                   2,058                     2,058
Spersibs L.P. ....................................................                   4,043                     4,043
Staebler, Michael ................................................                     162                       162
State Street Bank and Trust Company as Trustee for
Equifax, Inc. U.S. Retirement Income Plan ........................                  26,979                    26,979
Stern, Jonathan ..................................................                     404                       404

                                                                             COMMON STOCK OWNED           COMMON STOCK
NAME                                                                       PRIOR TO THE OFFERING         OFFERED HEREBY
----                                                                       ---------------------         --------------
Stewart, John G. .................................................                   4,323                     4,323
Stumberg, Diana M. ...............................................                     432                       432
Stumberg, Eric B. ................................................                     432                       432
Stumberg, Jr., Louis H. ..........................................                     432                       432
Stumberg, Mary Pat ...............................................                     865                       865
Synergy Inc. Retirement Plan Trust ...............................                   2,698                     2,698
Tamarind Investments, Ltd. .......................................                   2,161                     2,161
Techfund Capital II, L.P. ........................................                 187,249                   187,249
Techfund Capital Management II, LLC ..............................                   8,401                     8,401
Techfund Capital Management, LLC .................................                  16,983                    16,983
Techfund Capital, L.P. ...........................................                 185,271                   185,271
Technology Ventures Investment Fund, LLC .........................                   3,242                     3,242
Tomita, Lane .....................................................                   2,187                     2,187
Trapani, Lisa C ..................................................                     823                       823
Trinity University ...............................................                  10,247                    10,247
University of Tennessee, The .....................................                  16,172                    16,172
USAA Investment Management Company ...............................                  42,422                    42,422
Van Horne, Charles H. ............................................                     216                       216
Vaughn, David E. .................................................                     270                       270
Veerappan, Armachalam ............................................                   3,742                     3,742
Venkatesh Family Living Trust ....................................                     324                       324
Venture Lending & Leasing II, Inc. ...............................                  18,278                    18,278
Venture Lending & Leasing, Inc. ..................................                   7,833                     7,833
Viel et Cie ......................................................                   1,081                     1,081
Wah, Wong Ying ...................................................                  68,962                    68,962
Wang, Manzhen ....................................................                   1,029                     1,029
Wasserstein Adelson Ventures, L.P. ...............................                 271,356                   271,356
Wellington Trust, Robert Cohn, Trustee ...........................                   1,160                     1,160
Whims, James .....................................................                  14,303                    14,303
Whims, Robert ....................................................                   1,000                     1,000
Whims, Timothy ...................................................                   1,000                     1,000
Wierenga, Ellie ..................................................                     233                       233
Willis, Mary Ellen ...............................................                   1,081                     1,081
Wolfson Family Trust .............................................                   1,081                     1,081
Woodside Fund III SBIC, L.P. .....................................                  50,272                    50,272
Woodside Fund IV L.P. ............................................                  42,105                    42,105
WPEP Ventures, LLC ...............................................                   9,357                     9,357
Wu, Kuo-Yong .....................................................                   7,163                     7,163
Wu, Yung-Fnng ....................................................                  28,608                    28,608
Yeah, Solomon ....................................................                   7,163                     7,163
Zuckerman, Matthew ...............................................                   4,652                     4,652
                                                                                 ---------                 ---------
    Total ........................................................               6,529,885                 6,529,885
                                                                                 =========                 =========

*    Options to purchase our common stock held prior to the offering.

** 50% of these shares represent options to purchase our common stock held prior to the offering.